UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: November 1, 2011

(Date of earliest event reported)

MEDICAL ACTION INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

(Former name or former address, if changed since last report)

Delaware	0-13251	11-2421849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Expressway Drive South, Brentwood, New York		11717
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code (631) 231-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 1, 2011, an amendment to the Bylaws of Medical Action Industries Inc. (the “Company”) was approved by the Board of Directors (the “Board”) and put into effect. The principal changes effected were:

•	Amendment to Section 2 of Article I allowing the Board to set the date of the Annual Meeting of stockholders.

•

Amendment to Section 3 of Article I making the right to call special meetings of the stockholders by the Board subject to the rights of holders of Preferred Stock provided it is in accordance with the Certificate of Incorporation.

•

Amendment to Section 5 of Article I allowing the Chairman of the meeting or the holders of shares of stock with a majority of the voting power present in person or represented by proxy the ability to adjourn a meeting without notice, notwithstanding other provisions of the Certificate of Incorporation or these Bylaws.

•

Amendment to Section 6 of Article I requiring that directors be elected by a plurality of the votes cast by the holders of shares of stock entitled to vote, subject to the rights of holders of Preferred Stock.

•	Addition of Section 8 of Article I stating that the Company may not vote shares of its own stock.

•

Addition of Section 9 of Article I stating that an action without a meeting can occur if consent in writing is obtained from a minimum number of votes necessary to authorize or take such action in a meeting.

•	Amendment to Section 2 of Article II allowing the Board to determine the number of directors of the Company.

•

Insert Sections 1 through 10 within Article VII which assigns the Company responsibilities regarding the indemnification and advancement of expenses of “Covered Persons” (as defined in the Amended and Restated Bylaws).

The Amended and Restated Bylaws also contain certain other clarifying and conforming changes. The preceding is qualified in its entirety by the full text of the Amended and Restated Bylaws of the Company that is included as Exhibit 3.2 to this Current Report on form 8-K and is incorporated herein by reference.

Item 5.05	Amendments to the Company’s Code of Ethics

Effective November 1, 2011, an amendment to the Company’s Code of Ethics was approved by the Board and put into effect. The principal changes effected were:

•	Implementation of periodic certifications to be signed by the Company’s directors, officers and other appropriate employees.

•	Clarification of the responsibilities under the Code of Ethics of the Chief Financial Officer and Vice President of Human Resources.

•	Prohibition of the extension of personal loans to directors, officers or employees.

The amended Code of Ethics also contains certain other clarifying and conforming changes. The preceding is qualified in its entirety by the full text of the amended Code of Ethics of the Company that is included as Exhibit 14.1 to this Current Report on form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.2	Amended and Restated Bylaws

14.1	Code of Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL ACTION INDUSTRIES INC.

By:	/s/ Charles L. Kelly, Jr.
Charles L. Kelly, Jr., Chief Financial Officer

Dated: November 7, 2011